Short-term investments	12 Months Ended
Dec. 31, 2022
Short Term Investment [Abstract]
Short-term investments
15.
Short-term investments

Short-term investments consist of the following as of December 31 (in thousands):

	2021	2022
Short-term investments	$99,971	$-
Short-term investments	$99,971	$-

The short-term investment entered into during the year ended December 31, 2021 related to variable Net Asset Value (“NAV”) investments, representing cash investments in variable money market instruments on the basis of a mark-to-market valuation of an underlying portfolio of money market instruments. These did not meet the definition of cash and cash equivalents as they were not readily convertible into known amounts of cash and were subject to significant risk of changes in value. All changes in fair value of these investments were recognized in the Consolidated statement of operations.

The short-term investment was disposed of during the year ended December 31, 2022 for proceeds of $100.0 million.